Maxim T. Rowe Price Equity/Income Portfolio

Initial Class Ticker: MXEQX

Class L Ticker: MXTQX

(the “Portfolio”)

Summary Prospectus

May 1, 2012

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2012, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Portfolio shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective

The Portfolio seeks substantial dividend income and also long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.83%	1.08%
Expense Reimbursement[1]	0.00%	0.03%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.83%	1.05%

1 GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), has contractually agreed to pay expenses (which include the sum of its management fees and expenses paid directly by the Portfolio, excluding 12b-1 fees) that exceed 0.95% of the Portfolio’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with MCM. During the Portfolio’s most recent fiscal year, the Portfolio’s Class L expenses exceeded 0.95% and MCM paid expenses in excess of such amount.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$85	$265	$460	$1,025
Class L	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 27.80% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of investing in the Portfolio:

The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Portfolio will emphasize companies that appear to be undervalued by various measures with favorable prospects for increasing dividend income and capital appreciation.

The Portfolio will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500® Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Portfolio’s objectives. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Investment Style Risk - Returns from large-capitalization stocks and/or value stocks may trail returns from the overall stock market. The Portfolio’s emphasis on stocks of established companies paying high dividends may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Class L share performance data is provided because Class L shares commenced operations on July 29, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	19.57%
Worst Quarter	December 2008	-22.42%

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	-0.88%	-1.21%	3.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

Investment Adviser

GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (MCM)

Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Brian C. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price, and President of the T. Rowe Price Equity Income Fund. Mr. Rogers has managed the Portfolio since 1994.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

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